UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2019
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Torrington Drive, Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01    Change in Registrant's Certifying Accountant.
(a)    The Audit Committee (the “Audit Committee”) of the Board of Directors of Chart Industries, Inc. (the “Company”) conducted a comprehensive, competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. On February 25, 2019, the Audit Committee approved the engagement of Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019, and the dismissal of Ernst & Young LLP (“EY”). The dismissal of EY is effective immediately.

EY’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2018 and 2017, and during the subsequent interim period from January 1, 2019 through February 25, 2019, there were (i) no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided EY with a copy of disclosures it is making in this Form 8-K and requested that EY furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of EY’s letter dated March 1, 2019, is filed as Exhibit 16.1 hereto.

(b)    During the fiscal years ended December 31, 2018 and 2017, and during the subsequent interim period from January 1, 2019 through February 25, 2019, neither the Company nor anyone on its behalf has consulted with D&T regarding:

(i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that D&T concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue,

(ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or

(iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP, dated March 1, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: March 1, 2019	(Registrant)
By: /s/ Jillian C. Evanko Jillian C. Evanko President and Chief Executive Officer